UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

PTK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39377	84-2970136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4601 Wilshire Boulevard Suite 240 Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-8886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one-half of one share of Common Stock	PTK.U	NYSE American, LLC
Common Stock, par value $0.0001 per share	PTK	NYSE American, LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	PTK WS	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 15, 2020, PTK Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), which includes the exercise in full of the underwriters’ option to purchase an additional 1,500,000 Units to cover over-allotments. Each Unit consists of one share of common stock of the Company, $0.0001 par value per share (the “Common Stock”), and one redeemable warrant (the “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one-half (1/2) of one share of Common Stock at an exercise price of $11.50 per whole share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000 (before underwriting discounts and commissions and offering expenses).

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company completed the private sale of 6,800,000 warrants (the “Private Placement Warrants”) at a price of $0.50 per Private Placement Warrant to PTK Holdings, LLC (the “Sponsor”), generating gross proceeds of $3,400,000. The Private Placement Warrants are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios (except in certain redemption scenarios when the price per share of Common Stock equals or exceeds $10.00 (as adjusted)), (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination and (iv) will be entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants.

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $115,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund taxes payable, or upon the redemption by public stockholders of common stock in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the shares of common stock included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-239149) and included as Exhibits 1.1, 3.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K:

•	an Underwriting Agreement, dated June 13, 2020, by and among the Company and Chardan Capital Markets LLC, as representative of the several underwriters;

•	Amended and Restated Certificate of Incorporation of the Company;

•	a Warrant Agreement, dated July 13, 2020, between the Company and Continental Stock Transfer & rust Company, as warrant agent;

•	a Letter Agreement, dated July 13, 2020, by and among the Company, the Sponsor and each of the officers and directors of the Company;

•	an Investment Management Trust Agreement, dated July 13, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee;

•	a Stock Escrow Agreement, dated July 13, 2020, between the Company. the Sponsor and Continental Stock Transfer & Trust Company;

•	a Registration Rights Agreement, dated July 13, 2020, between the Company and the Sponsor; and

•	a Private Placement Warrants Purchase Agreement, dated July 13, 2020, between the Company and the Sponsor.

An audited balance sheet as of July 15, 2020 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated July 13, 2020, by and among the Company and Chardan Capital Markets, LLC, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1).

4.1	Warrant Agreement, dated July 13, 2020, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated July 13, 2020, among the Company and PTK Holdings, LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Account Agreement, dated July 13, 2020, between Continental Stock Transfer & Trust Company and the Company.

10.3	Stock Escrow Agreement, dated July 13, 2020 among the Company, Continental Stock Transfer & Trust Company and PTK Holdings, LLC.

10.4	Registration Rights Agreement, dated July 13, 2020, between the Company and PTK Holdings, LLC and certain directors of the Company.

10.5	Private Placement Warrants Purchase Agreement, dated July 13, 2020, between the Company and PTK Holdings, LLC.

99.1	Audited Balance Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2020

PTK ACQUISITION CORP.

By:	/s/ Timothy Chen
Name:	Timothy Chen
Title:	Chief Financial Officer